JOINT FILER INFORMATION
                        -----------------------

NAME:                           Ashmore Group Limited
ADDRESS:                        20 Bedfordbury
                                London WC2N 4BL
                                United Kingdom

DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                -------------------------------
                                Name:  Mark Coombs
                                Title: Director

NAME:                           Ashmore Investments (UK) Ltd.
ADDRESS:                        20 Bedfordbury
                                London WC2N 4BL
                                United Kingdom
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                -------------------------------
                                Name:  Mark Coombs
                                Title: Director




** Intentional misstatements or omissions of facts constitute Federal Criminal
   Violations.
   See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

NAME:                           Ashmore Management Company Limited
ADDRESS:                        Arnold House
                                St. Julian's Avenue
                                St. Peter Port
                                Guernsey GY1 3NF
                                Channel Islands
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                ------------------------------
                                Name:  Mark Coombs
                                Title: Director

NAME:                           Ashmore Global Special Situations Fund Limited
ADDRESS:                        PO Box 282
                                Borough House
                                Rue du Pre
                                St. Peter Port
                                Guernsey GY1 3RH
                                Channel Islands
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND TICKER SYMBOL:       Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                ------------------------------
                                Name:  Mark Coombs
                                Title: Director



** Intentional misstatements or omissions of facts constitute Federal Criminal
   Violations.
   See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

NAME:                           Asset Holder PCC No. 2 Limited re Ashmore
ADDRESS:                        Emerging Economy Portfolio
                                Arnold House
                                St. Julian's Avenue
                                St. Peter Port
                                Guernsey GY1 3NF
                                Channel Islands
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                ------------------------------
                                Name:  Mark Coombs
                                Title: Director

NAME:                           Asset Holder PCC Limited re Ashmore Emerging
ADDRESS:                        Markets Liquid Investment Portfolio
                                Arnold House
                                St. Julian's Avenue
                                St. Peter Port
                                Guernsey GY1 3NF
                                Channel Islands
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Mark Coombs
                                ------------------------------
                                Name:  Mark Coombs
                                Title: Director

NAME:                           Ashmore Emerging Market Debt Fund
ADDRESS:                        PO Box 61 GT
                                Harbour Center, 4th Floor
                                Georgetown, Grand Cayman
                                Cayman Islands
DESIGNATED FILER:               Ashmore Investment Management Limited
ISSUER AND
TICKER SYMBOL:                  Hungarian Telephone and Cable Corp. (HTC)
DATE OF EVENT
REQUIRING STATEMENT:            September 3, 2004

SIGNATURE:                      By:  /s/ Martin Byrne
                                ------------------------------
                                Name:  Martin Byrne
                                Title: Director



** Intentional misstatements or omissions of facts constitute Federal Criminal
   Violations.
   See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.